First Quarter 2022 Earnings Presentation May 10, 2022 Stephen Chazen – Chairman, President & CEO Christopher Stavros – Executive Vice President & CFO Brian Corales – Vice President, Investor Relations Exhibit 99.2

Disclaimer 2 FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) financial and production guidance, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words could, should, will, may, believe, anticipate, intend, estimate, expect, project, the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the length, scope and severity of the ongoing coronavirus disease 2019 (“COVID-19”) pandemic, including the emergence and spread of variant strains of COVID-19, including the effects of related public health concerns and the impact of continued or new actions taken by governmental authorities and other third parties in response to the pandemic and its impact on commodity prices and supply and demand considerations; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; (v) geopolitical and business conditions in key regions of the world; and (vi) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors, including inflation. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Magnolia's operations and projections can be found in its filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 17, 2022. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including free cash flow, EBITDAX, adjusted EBITDAX, adjusted cash operating costs and adjusted cash operating margin. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted EBITDAX, adjusted cash operating costs and adjusted cash operating margin are significant components in understanding and assessing a company’s financial performance, and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted EBITDAX, adjusted cash operating costs and adjusted cash operating margin may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted EBITDAX, free cash flow, adjusted cash operating costs and adjusted cash operating margin may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 14, adjusted EBITDAX reconciliation is shown on page 15 of the presentation, and adjusted cash operating costs and adjusted cash operating margin reconciliations are shown on page 10. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Magnolia Oil & Gas – 1Q 2022 Highlights 3 • Generated total net income of $209 million during the 1st quarter which was 128% higher than 1Q21. GAAP diluted earnings per share of $0.90 was 143% higher than prior year levels. • Adjusted EBITDAX of $298 million increased 98% from 1Q21. Total 1Q22 D&C Capital of $83 million was just 28% of adjusted EBITDAX. • Generated free cash flow of $198 million during 1Q22 and our operating income margin was 62%. • Total production for 1Q22 increased 15% year over year to 71.8 Mboe/d. • Giddings & Other production increased 24% from prior year levels and Giddings oil production increased 31%. • We are increasing our D&C Capex from $350 million to $400 million for 2022. The increase is due to additional net wells in Giddings resulting from faster drilling times, the drilling of longer laterals, as well as other operational efficiencies, combined with oil field service cost inflation. • The resulting additional well activity and longer laterals is now expected to provide full year 2022 production growth in excess of 10%, compared to our previous estimate of high single-digit growth. • Magnolia spent $130 million to repurchase 6.0 million shares during the 1st quarter. MGY’s diluted share count was 9% lower than 1Q21 levels and since our initial authorization in 3Q19, we repurchased 42.8 million shares. (1) • Magnolia paid its semi-annual cash dividend of $0.20 per share bringing the total dividend associated with 2021 results to $0.28 per share. MGY plans to grow its dividend by at least 10% annually. (1) Includes 3.6 million non-compete shares that were paid in cash in lieu of stock in 2021.

# First Quarter 2022 Key Financial Metrics

MAGNOLIA OIL & GAS

- Stronger year over year product prices combined with higher production volumes resulted in significantly improved financial metrics across the board compared to the prior-year period.
- Performance at Giddings continues to excel, generating ongoing operating efficiencies including faster drilling times, more wells per pad, and longer laterals. This year's growth at Giddings is expected to be about 25%.
- Generated ~$200 million of free cash flow in 1Q22 returning the majority of this to our shareholders through share repurchases and the final semi-annual dividend payment (associated with FY2021 results), leaving cash balances about the same as year-end 2021.
- During 1Q22, we repurchased a total of 6 million shares reducing our total diluted outstanding shares by 9% from Q1 2021 levels.

| Key Financial Metrics | 1Q22 | 1Q21 | % Change |
|---|---|---|---|
| Net income ($ MM) | $209 | $91 | 130% |
| Diluted EPS (GAAP) | $0.90 | $0.37 | 143% |
| Operating income margin % | 62% | 48% | 14% |
| Total production (Mboe/d) | 71.8 | 62.3 | 15% |
| Giddings production as a % of total | 60% | 55% | 5% |
| Adjusted EBITDAX ($ MM) (1) | $298 | $151 | 97% |
| D&C capex ($ MM) | $83 | $39 | 113% |
| D&C capex as a % of adjusted EBITDAX | 28% | 26% | 2% |
| Free cash flow ($ MM) (1) | $198 | $100 | 98% |
| Cash balance as of period end ($ MM) | $346 | $178 | 94% |
| Weighted average diluted shares outstanding (MM) (2) | 227 | 249 | -9% |

(1) Adjusted EBITDAX and Free Cash Flow are non-GAAP measures. For a reconciliation of the most comparable GAAP measure see pages 15 and 14.
(2) Weighted average total shares outstanding include diluted weighted average shares of Class A Common Stock outstanding during the period and shares of Class B Common Stock, which are anti-dilutive in the calculation of weighted average number of common shares outstanding.

4

1Q 2022 QTD Cash Flow Reconciliation 367 268 28 49 84 128 346 0 100 200 300 400 500 600 700 Cash 12/31/21 Cash Flow from Operations Changes in WC and Other Dividends D&C and Facilities Capital Common Stock Repurchases Cash 3/31/22 (1) (3)(2) (4) (5) (In millions) 1) Cash flow from operations before changes in working capital 2) Includes $15 MM change in working capital including capital accruals and $13 MM change in other investing and financing items. 3) Includes $37 MM of dividends paid to Class A shareholders and $12 MM of distributions to noncontrolling interest holders 4) D&C capital of $84 MM includes $14 MM of capital activities that have been accrued but not yet paid 5) Comprised of $43 MM Class A Common Stock and $85 MM Class B Common Stock 5

Share Repurchase Summary Through 1Q 2022 6 Share Reduction Summary (Million Shares) • Since the initial repurchase authorization in 3Q19, Magnolia has reduced its dilutive share count by 19.9(1) million shares of Class A common stock as well as 22.9 million shares of Class B common stock, for a total reduction of 42.8 million shares, or approximately 17% of the diluted shares outstanding as of the authorization date. ‒ Repurchased 6.0 MM shares during 1Q22. • Magnolia plans to continue to opportunistically repurchase at least 1% of the total shares outstanding each quarter. • There are 14.3 million shares remaining under the current share repurchase authorization. (1) Class A share reduction includes 3.6 million non-compete shares that were paid in cash in lieu of stock in 2021. (1)

$0.08/share $0.20/share 3Q21 1Q22 Magnolia Oil & Gas – Differentiated Dividend Framework 7 • Differentiated dividend framework is aligned with the principles of our business model and reinforces our plan. • The dividend conveys our continued confidence in the business plan and the quality of our assets. • Our approach is meant to appeal to long-term investors who seek dividend safety, moderate and regular dividend growth, and a dividend that is paid out of actual earnings. • We intend to use this dividend framework to demonstrate the underlying results of our business in a stable product price environment ($55 oil and $2.75 natural gas), and within our current cost structure. • Our objective is to provide a superior total shareholder return by improving the per share value of the enterprise while providing a secure and growing dividend. Dividend Principles  Secure & Sustainable – Dividend is safe, and supported by our strong balance sheet, prudent spending and consistent free cash flow  Paid out of Earnings – Dividend is paid out of earnings generated by the business and, will not exceed 50% of the prior year’s reported net income  Dividend Growth – We expect each of these regular dividend payments to grow annually based on execution of our plan, which includes moderate production growth and share reduction First interim semi-annual dividend – based on ~$40 Oil Second dividend payment – based on the prior year’s results & our view of long-term product prices – $55 Oil

Magnolia Oil & Gas – Summary Balance Sheet 8 (in thousands) March 31, 2022 December 31, 2021 Cash $346,396 $366,982 Current assets 183,856 150,936 Property, plant and equipment, net 1,248,491 1,216,087 Other assets 15,871 12,737 Total assets $1,794,614 $1,746,742 Current liabilities $238,734 $218,545 Long-term debt, net 388,647 388,087 Other long-term liabilities 94,865 94,861 Total stockholders' equity 1,072,368 1,045,249 Total liabilities and equity $1,794,614 $1,746,742

$400 $450 2022 2023 2024 2025 2026 1Q 2022 Capital Structure and Liquidity Overview 9 Capital Structure Overview • Maintaining low financial leverage profile ‒ Net Debt / Total Book Capitalization of 4% ‒ Net Debt / Q1 Annualized adjusted EBITDAX of 0.0x • Current Liquidity of $796 million, including fully undrawn credit facility (1) • No debt maturities until senior unsecured notes mature in 2026 Debt Maturity Schedule ($MM) (1) Liquidity defined as cash plus availability under revolving credit facility. (2) Total Equity includes noncontrolling interest. Capitalization & Liquidity ($MM) Borrowing Base Credit Facility Borrowings (as of 3/31/22) $0 6.00% Senior Unsecured Notes Capitalization Summary As of 3/31/2022 Cash and Cash Equivalents $346 Revolving Credit Facility $0 6.00% Senior Notes Due 2026 $400 Total Principal Debt Outstanding $400 Total Equity (2) $1,072 Net Debt / Q4 Annualized Adjusted EBITDAX 0.0x Net Debt / Total Book Capitalization 4% Liquidity Summary As of 3/31/2022 Cash and Cash Equivalents $346 Credit Facility Availability $450 Liquidity (1) $796

$ / Boe, unless otherwise noted For the Quarter Ended March 31, 2022 For the Quarter Ended March 31, 2021 Revenue $58.44 $37.32 Total Cash Operating Costs: Lease Operating Expenses (1) (4.41) (3.44) Gathering, Transportation & Processing (2.45) (1.83) Taxes Other Than Income (3.23) (1.92) Exploration Expenses (0.86) (0.37) General & Administrative Expense (2) (2.23) (3.17) Total Adjusted Cash Operating Costs (3) (13.18) (10.73) Adjusted Cash Operating Margin (3) $45.26 $26.59 Margin % 77% 71% Non-Cash Costs: Depreciation, Depletion, and Amortization (8.21) (7.66) Asset Retirement Obligations Accretion (0.12) (0.24) Amortization on Intangible Assets - (0.38) Non-cash stock based compensation (0.45) (0.48) Total non-cash expenses (8.78) (8.76) Operating Income Margin $36.48 $17.83 Margin % 62% 48% Magnolia Oil & Gas – Margin and Cost Structure 10 (1) Lease operating expenses exclude non-cash stock based compensation of $0.2 MM, or $0.04 per boe, and $0.1 MM, or $0.02 per boe, for the quarters ended March 31, 2022 and 2021, respectively. (2) General and administrative expenses exclude non-cash stock based compensation of $2.7 MM, or $0.41 per boe, and $2.6 MM, or $0.46 per boe, for the quarters ended March 31, 2022 and 2021, respectively. (3) Adjusted cash operating costs and adjusted cash operating margin are non-GAAP measures. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” $21.12/boe Increase $2.45/boe Increase $18.65/boe Increase

Commitment to Sustainability 11 ENVIRONMENTAL SOCIAL GOVERNANCE Flaring Flare less than 1% of our total net production Fugitive Emissions Operate vent and flare systems to minimize fugitive emissions from storage tanks Water Resources Operations do not produce large volumes of water after initial production Groundwater Design wells to minimize the possibility of well failure and ensure groundwater is protected Workforce Health & Safety Both employee total recordable incident rate and fatality rate were zero in 2020 Diversity As of December 31, 2021, 26% of employee population are women (38% in our Houston corporate office) and 31% identify as a minority group, as defined by the U.S. EEOC(1) Community Support In 2021, Magnolia gave nearly $160,000 to local communities, supporting more than 100 organizations Board Independence 71% of board members are independent Board Diversity 29% of board members are women Executive Compensation Ratio of 2021 Chief Executive Officer’s compensation to median employee’s compensation was 2.14 to 1 Say-on-Pay More than 99% of stockholders approved say-on-pay at 2021 Annual Meeting of Stockholders Magnolia 2021 Sustainability Report is Available on Our Website Under the Sustainability Tab (1) U.S. Equal Employment Opportunity Commission

Appendix

# Magnolia Oil & Gas – Overview

- High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple
- Significant scale and PDP base generates material free cash flow, reduces development risk, and increases optionality
- **Asset Overview:**
  - ~23,800 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading break-evens
  - ~450,000 net acres in the Giddings area, a re-emerging oil play with significant upside and what we believe to be substantial inventory
  - Both assets expected to remain self funding and within cash flow

| Market Statistics | | | |
|---|---|---|---|
| Trading Symbol (NYSE) | | | MGY |
| Share Price as of 5/6/2022 | | | $25.67 |
| Common Shares Outstanding (1) | | | 223 million |
| Market Capitalization | | | $5.7 billion |
| Long-term Debt – Principal | | | $400 million |
| Cash as of 3/31/2022 | | | $346 million |
| Total Enterprise Value | | | $5.8 billion |
| **Operating Statistics** | **Karnes** | **Giddings** | **Total** |
| Net Acreage | 23,793 | 447,415 | 471,208 |
| 1Q22 Net Production (Mboe/d) (2) | 28.9 | 42.9 | 71.8 |

## ~471,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S.



Giddings Field
Karnes County
Peak per 1,000' (Boe)
1st Quintile (526 - 1,911)
2nd Quintile (300 - 525)
3rd Quintile (177 - 299)
4th Quintile (94 - 177)
5th Quintile ( < 94)
Legacy
Bell
Milam
Walker
Madison
Austin
Harris
Bastrop
Uvalde
Medina
Bexar
Gonzales
Wilson
Karnes
Atascosa
De Witt
Calhoun
WILSON
KARNES
DE WITT
GOLIAD
0 5 10 20 30 40 50 Miles

Source: IHS Performance Evaluator.

## Industry Leading Breakevens ($/Bbl WTI)



$28
$32
$34
$35
$38
$39
$39
$45
Karnes Austin Chalk
Karnes Lower Eagle Ford
Midland
Delaware
DJ Basin
Eagle Ford
STACK
Bakken

Source: RSEG.

(1) Common Stock outstanding includes Class A and Class B Stock.
(2) Giddings includes other production not located in the Giddings Field.

13

Free Cash Flow Reconciliation 14 (1) Free cash flow is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) For the Quarter Ended March 31, 2022 For the Quarter Ended March 31, 2021 Net cash provided by operating activities $238,869 $118,153 Add back: net changes in operating assets and liabilities 29,343 23,740 Cash flows from operations before changes in operating assets and liabilities $268,212 $141,893 Additions to oil and natural gas properties (84,230) (40,166) Changes in working capital associated with additions to oil & gas properties 13,946 (1,744) Free cash flow(1) $197,928 $99,983

Adjusted EBITDAX Reconciliation 15 (1) EBITDAX and Adjusted EBITDAX are non-GAAP measures. For reasons management believes these are useful to Investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) For the Quarter Ended March 31, 2022 For the Quarter Ended March 31, 2021 Net income $208,620 $91,492 Exploration expenses 5,538 2,062 Asset retirement obligations accretion 789 1,331 Depreciation, depletion and amortization 53,106 42,944 Amortization of intangible assets - 2,113 Interest expense, net 9,357 7,294 Income tax expense 18,100 399 EBITDAX (1) $295,510 $147,635 Non-cash stock based compensation expense $2,885 $2,705 Unrealized loss on derivatives, net - $482 Adjusted EBITDAX (1) $298,395 $150,822

Magnolia Oil & Gas – Operating Highlights 16 (1) Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively. For the Quarter Ended March 31, 2022 For the Quarter Ended March 31, 2021 Production: Oil (MBbls) 2,816 2,593 Natural gas (MMcf) 12,378 10,240 Natural gas liquids (MBbls) 1,586 1,304 Total (Mboe) 6,465 5,604 Average daily production: Oil (Bbls/d) 31,289 28,808 Natural gas (Mcf/d) 137,532 113,783 Natural gas liquids (Bbls/d) 17,624 14,490 Total (Boe/d) 71,835 62,262 Revenues (in thousands): Oil revenues $262,667 $146,958 Natural gas revenues 56,580 35,663 Natural gas liquids revenues 58,592 26,486 Total Revenues $377,839 $209,107 Average Sales Price: Oil (per Bbl) $93.28 $56.68 Natural gas (per Mcf) 4.57 3.48 Natural gas liquids (per Bbl) 36.94 20.31 Total (per Boe) $58.44 $37.32 NYMEX WTI (per Bbl) $94.38 $57.80 NYMEX Henry Hub (per Mcf) $4.92 $2.70 Realization to benchmark: (1) Oil (% of WTI) 99% 98% Natural gas (% of Henry Hub) 93% 129%

Magnolia Oil & Gas – Production Results 17 Combined Karnes Giddings & Other Combined Karnes Giddings & Other Three Months Ended March 31, 2022 Three Months Ended March 31, 2021 Production: Oil (MBbls) 2,816 1,487 1,329 2,593 1,579 1,014 Natural gas (MMcf) 12,378 3,549 8,829 10,240 2,923 7,317 Natural gas liquids (MBbls) 1,586 526 1,060 1,304 430 874 Total (Mboe) 6,465 2,605 3,860 5,604 2,496 3,108 Average Daily Production Volume: Oil (MBbls/d) 31.3 16.5 14.8 28.8 17.5 11.3 Natural gas (MMcf/d) 137.5 39.4 98.1 113.8 32.5 81.3 Natural gas liquids (MBbls/d) 17.6 5.8 11.8 14.5 4.8 9.7 Total (MBoe/d) 71.8 28.9 42.9 62.3 27.7 34.6